Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	John C. Merriwether Vice President of Financial Relations Health Management Associates, Inc. (239) 598-3131

HEALTH MANAGEMENT TO CONDUCT CONFERENCE CALL AND WEBCAST

TO DISCUSS IMPENDING “60 MINUTES” SEGMENT

Management first notified investors of potential segment in July

NAPLES, FLORIDA (November 29, 2012) Health Management Associates, Inc. (NYSE: HMA) will conduct a conference call and webcast on November 30, 2012 to provide information regarding a segment being prepared by the television program 60 Minutes about the Company. An executive editor from 60 Minutes has confirmed that it intends to air the segment on Sunday, December 2, 2012.

Members of management will provide commentary and data to refute information the Company believes 60 Minutes will air that wrongly portrays the Company in a negative light. The data to be discussed on the call will be made available immediately prior to the call by visiting the Investor Relations section of Health Management’s website located at http://www.hma.com

Date:	November 30, 2012

Time:	9:00 a.m. EST

Conference ID:	75635712

Call-in Number:	(877) 476-3476; Int’l - (973) 200-3374

This conference call will also be simulcast on the Internet. To access the webcast, interested investors should go to the Investor Relations section of Health Management’s website located at www.hma.com or to www.streetevents.com. A replay of the conference call will be available on Health Management’s website.

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Health Management Associates, Inc. / Page 2

Health Management enables America’s best local health care by providing the people, processes, capital and expertise necessary for its hospital and physician partners to fulfill their local missions of delivering superior health care services. Health Management, through its subsidiaries, operates 70 hospitals with approximately 10,500 licensed beds in non-urban communities located throughout the United States.

All references to “Health Management,” “HMA” or the “Company” used in this release refer to Health Management Associates, Inc. and its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “continues,” “should,” “could” and other similar words. All statements addressing operating performance, events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future, including but not limited to incurrence of indebtedness, projections of revenue, income or loss, capital expenditures, earnings per share, debt structure, the provision for doubtful accounts, capital structure, repayment of indebtedness, the amount and timing of funds under the meaningful use measurement standard of various HCIT incentive programs, other financial items and operating statistics, statements regarding the plans and objectives of management for future operations, innovations, or market service development, statements regarding acquisitions, joint ventures, divestitures and other proposed or contemplated transactions (including but not limited to statements regarding the potential for future acquisitions and perceived benefits of acquisitions), statements of future economic performance, statements regarding legal proceedings and other loss contingencies, statements regarding market risk exposures, statements regarding the effects and/or interpretations of recently enacted or future health care laws and regulations, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact, are considered to be “forward-looking statements.”

Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management Associates, Inc.’s most recent Annual Report on Form 10-K, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management Associates, Inc.’s underlying assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management Associates, Inc.’s forward-looking statements. Except as required by law, Health Management Associates, Inc. disclaims any obligation to update its risk factors or to publicly announce updates to the forward-looking statements contained in this press release to reflect new information, future events or other developments.

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